Income Taxes	12 Months Ended
Mar. 31, 2023
Major components of tax expense (income) [abstract]
Income Taxes

2.18 Income taxes

Accounting policy

Income tax expense comprises current and deferred income tax. Income tax expense is recognized in the net profit in the consolidated statement of comprehensive income except to the extent that it relates to items recognized directly in equity, in which case it is recognized in equity or other comprehensive income. Current income tax for current and prior periods is recognized at the amount expected to be paid to or recovered from the tax authorities, using the tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date. Deferred income tax assets and liabilities are recognized for all temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements except when the deferred income tax arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and affects neither accounting nor taxable profit or loss at the time of the transaction. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.

Deferred income tax assets and liabilities are measured using tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date and are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of changes in tax rates on deferred income tax assets and liabilities is recognized as income or expense in the period that includes the enactment or the substantive enactment date. A deferred income tax asset is recognized to the extent that it is probable that future taxable profit will be available against which the deductible temporary differences and tax losses can be utilized. Deferred income taxes are not provided on the undistributed earnings of subsidiaries and branches where it is expected that the earnings of the subsidiary or branch will not be distributed in the foreseeable future.

The Group offsets current tax assets and current tax liabilities; deferred tax assets and deferred tax liabilities, where it has a legally enforceable right to set off the recognized amounts and where it intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously. Tax benefits of deductions earned on exercise of employee share options in excess of compensation charged to income are credited to equity.

Income tax expense in the consolidated statement of comprehensive income comprises:

	(Dollars in millions)
	Year ended March 31,
	2023	2022	2021
Current taxes
Domestic taxes	830	785	716
Foreign taxes	323	263	185
	1,153	1,048	901
Deferred taxes
Domestic taxes	54	48	85
Foreign taxes	(65)	(28)	(13)
	(11)	20	72
Income tax expense	1,142	1,068	973

Income tax expense for fiscal 2023, 2022 and 2021 includes reversals (net of provisions) of $13 million, $36 million and $47 million, respectively. These reversals pertaining to prior periods are primarily on account of adjudication of certain disputed matters, upon filing of tax return and completion of assessments, across various jurisdictions.

A reconciliation of the income tax provision to the amount computed by applying the statutory income tax rate to the income before income taxes is summarized below:

	(Dollars in millions)
	Year ended March 31,
	2023	2022	2021
Profit before income taxes	4,125	4,036	3,596
Enacted tax rates in India	34.94%	34.94%	34.94%
Computed expected tax expense	1,442	1,410	1,256
Tax effect due to non-taxable income for Indian tax purposes	(362)	(395)	(346)
Overseas taxes	132	132	95
Tax provision (reversals)	(13)	(36)	(47)
Effect of differential tax rates	(41)	(26)	(17)
Effect of exempt non-operating income	(6)	(7)	(5)
Effect of unrecognized deferred tax assets	14	10	1
Effect of non-deductible expenses	19	22	20
Impact of change in tax rate	—	(13)	—
Others	(43)	(29)	16
Income tax expense	1,142	1,068	973

The applicable Indian corporate statutory tax rate for fiscal 2023, 2022 and 2021 is 34.94% each.

The foreign tax expense is due to income taxes payable overseas, principally in the United States. In India, the company has benefited from certain income tax incentives that the Government of India had provided for export of services from the SEZ units registered under the SEZ Act. As per section 10AA of the Income Tax Act, SEZ unit who began to provide services on or after April 1, 2005, are eligible for an income tax deduction of 100% of profits or gains derived from the export of services for the first five years beginning with the assessment year relevant to the previous year in which the SEZ unit begins to provide services and 50% of such profits or gains for a further five years. Up to 50% of such profits or gains is also available for a further five years subject to creation of a Special Economic Zone Re-investment Reserve out of the profit of the eligible SEZ units and utilization of such reserve by the Company for acquiring new plant and machinery for the purpose of its business as per the provisions of the Income Tax Act, 1961 (Refer to Other Reserves under Note 2.15 Equity).

As a result of these tax incentives, a portion of the Company’s pre-tax income has not been subject to tax in recent years. These tax incentives resulted in a decrease in our income tax expense of $362 million, $395 million and $346 million for fiscal 2023, 2022 and 2021, respectively, compared to the tax amounts that we estimate we would have been required to pay if these incentives had not been available. The per share effect of these tax incentives computed based on both basic and diluted weighted average number of equity shares for fiscal 2023, 2022 and 2021 was $0.09, $0.09 and $0.08, respectively.

Deferred income tax for fiscal 2023, 2022 and 2021 substantially relates to origination and reversal of temporary differences.

Infosys is subject to a 15% Branch Profit Tax (BPT) in the U.S. to the extent its U.S. branch's net profit during the year is greater than the increase in the net assets of the U.S. branch during the year, computed in accordance with the Internal Revenue Code. As of March 31, 2023, Infosys' U.S. branch net assets amounted to approximately $846 million. As of March 31, 2023, the Company has a deferred tax liability for branch profit tax of $18 million (net of credits), as the Company estimates that these branch profits are expected to be distributed in the foreseeable future.

Deferred income tax liabilities have not been recognized on temporary differences amounting to $1,332 million and $1,269 million as of March 31, 2023 and March 31, 2022, respectively, associated with investments in subsidiaries and branches as the Company is able to control the timing of reversal of the temporary difference and it is probable that the temporary differences will not reverse in the foreseeable future. The Group majorly intends to repatriate earnings from subsidiaries and branches only to the extent these can be distributed in a tax-free manner.

Deferred income tax assets have not been recognized on accumulated losses of $538 million and $592 million as of March 31, 2023 and March 31, 2022, respectively, as it is probable that future taxable profit will be not available against which the unused tax losses can be utilized in the foreseeable future.

The following table provides details of expiration of unused tax losses for fiscal 2023:

(Dollars in millions)
Year
2024	15
2025	17
2026	18
2027	10
2028	60
Thereafter	418
Total	538

The following table provides details of expiration of unused tax losses for fiscal 2022:

(Dollars in millions)
Year
2023	27
2024	20
2025	17
2026	20
2027	7
Thereafter	501
Total	592

The following table provides the details of income tax assets and income tax liabilities as of March 31, 2023, and March 31, 2022:

(Dollars in millions)
	As of
	March 31, 2023	March 31, 2022
Income tax assets	786	812
Current income tax liabilities	(412)	(344)
Net current income tax assets / (liabilities) at the end	374	468

The gross movement in the current income tax assets / (liabilities) for fiscal 2023, 2022 and 2021 is as follows:

	(Dollars in millions)
	Year ended March 31,
	2023	2022	2021
Net current income tax assets / (liabilities) at the beginning	468	501	515
Translation differences	(32)	(18)	17
Income tax paid	1,088	1,020	863
Current income tax expense	(1,153)	(1,048)	(901)
Income tax on other comprehensive income	(2)	2	1
Income tax benefit arising on exercise of stock options	6	10	6
Tax impact on buyback expenses	1	1	—
Additions through business combination	(2)	—	—
Net current income tax assets / (liabilities) at the end	374	468	501

The movement in gross deferred income tax assets / liabilities (before set off) for fiscal 2023 is as follows:

					(Dollars in millions)
	Carrying value as of April 1, 2022	Changes through profit and loss	Addition through business combination	Changes through OCI	Translation difference	Carrying value as of March 31, 2023
Deferred income tax assets / (liabilities)
Property, plant and equipment	21	2	—	—	(2)	21
Lease liabilities	24	6	—	—	(3)	27
Accrued compensation to employees	7	2	—	—	(1)	8
Trade receivables	28	6	—	—	(2)	32
Compensated absences	70	6	—	—	(6)	70
Post sales client support	17	14	—	—	(1)	30
Credits related to branch profits	89	(2)	—	—	—	87
Derivative financial instruments	(3)	3	—	—	—	—
Intangibles	6	1	—	—	—	7
Intangibles arising on business combinations	(41)	9	(10)	—	—	(42)
Branch profit tax	(110)	5	—	—	—	(105)
SEZ reinvestment reserve	(112)	(62)	—	—	10	(164)
Others	11	21	—	—	—	32
Total Deferred income tax assets / (liabilities)	7	11	(10)	—	(5)	3

The movement in gross deferred income tax assets / liabilities (before set off) for fiscal 2022 is as follows:

				(Dollars in millions)
	Carrying value as of April 1, 2021	Changes through profit and loss	Changes through OCI	Translation difference	Carrying value as of March 31, 2022
Deferred income tax assets / (liabilities)
Property, plant and equipment	35	(13)	—	(1)	21
Lease liabilities	23	2	—	(1)	24
Accrued compensation to employees	6	2	—	(1)	7
Trade receivables	30	(1)	—	(1)	28
Compensated absences	68	4	—	(2)	70
Post sales client support	16	1	—	—	17
Credits related to branch profits	48	42	—	(1)	89
Derivative financial instruments	(8)	4	—	1	(3)
Intangibles	4	2	—	—	6
Intangibles arising on business combinations	(50)	8	—	1	(41)
Branch profit tax	(68)	(42)	—	—	(110)
SEZ reinvestment reserve	(84)	(32)	—	4	(112)
Others	10	3	(2)	—	11
Total Deferred income tax assets / (liabilities)	30	(20)	(2)	(1)	7

The movement in gross deferred income tax assets / liabilities (before set off) for fiscal 2021 is as follows:

					(Dollars in millions)
	Carrying value as of April 1, 2020	Changes through profit and loss	Addition through business combination	Changes through OCI	Translation difference	Carrying value as of March 31, 2021
Deferred income tax assets / (liabilities)
Property, plant and equipment	32	2	—	—	1	35
Lease liabilities	18	4	—	—	1	23
Accrued compensation to employees	7	(1)	—	—	—	6
Trade receivables	26	3	—	—	1	30
Compensated absences	57	9	—	—	2	68
Post sales client support	15	1	—	—	–	16
Credits related to branch profits	50	(1)	—	—	(1)	48
Derivative financial instruments	21	(28)	—	(1)	—	(8)
Intangibles	3	1	—	—	—	4
Intangibles arising on business combinations	(56)	10	(3)	—	(1)	(50)
Branch profit tax	(73)	5	—	—	—	(68)
SEZ reinvestment reserve	(11)	(72)	—	—	(1)	(84)
Others	14	(5)	—	—	1	10
Total Deferred income tax assets / (liabilities)	103	(72)	(3)	(1)	3	30

The deferred income tax assets and liabilities is as follows:

	(Dollars in millions)
	As of
	March 31, 2023	March 31, 2022
Deferred income tax assets after set off	152	160
Deferred income tax liabilities after set off	(149)	(153)

In assessing the realizability of deferred income tax assets, the management considers whether some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible. The Management considers the scheduled reversals of deferred income tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred income tax assets are deductible, the management believes that the Group will realize the benefits of those deductible differences. The amount of the deferred income tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry forward period are reduced.

The Company’s Advanced Pricing Arrangement (APA) with the Internal Revenue Service (IRS) for US branch income tax expired in March 2021. The Company has applied for renewal of APA and currently the US taxable income is based on the Company’s best estimate determined based on the expected value method.

As of March 31, 2023, claims against the Group not acknowledged as debts from the Income tax authorities amounted to $494 million (₹4,062 crore).

As of March 31, 2022, claims against the Group not acknowledged as debts from the Income tax authorities amounted to $528 million (₹4,001 crore).

The amount paid to statutory authorities against the tax claims amounted to $794 million (₹6,528 crore) and $791 million (₹5,996 crore) as of March 31, 2023 and March 31, 2022, respectively.

The claims against the Group primarily represent demands arising on completion of assessment proceedings under the Income Tax Act, 1961. These claims are on account of multiple issues of disallowances such as disallowance of profits earned from STP Units and SEZ Units, disallowance of deductions in respect of employment of new employees under section 80JJAA, disallowance of expenditure towards software being held as capital in nature, payments made to Associated Enterprises held as liable for withholding of taxes.

These matters are pending before various Income tax Authorities.

The management including the Company’s tax advisors expect that the Company’s position will likely be upheld on ultimate resolution and will not have a material adverse effect on the Group's financial position and results of operations.